                                                                   EXHIBIT 10.3

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                           TOYOTA MOTOR CREDIT CORPORATION



                                     TMTT, INC.,
                       as Titling Trustee of Toyota Lease Trust



                                         and,

                          for Certain Limited Purposes only,



                           FIRST BANK NATIONAL ASSOCIATION,
                                    as Trust Agent



                                1997-A SUBI SUPPLEMENT

                                          TO

                                 AMENDED AND RESTATED
                            TRUST AND SERVICING AGREEMENT



                         Dated as of  _______________, 1997


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
                               TABLE OF CONTENTS

                                  ARTICLE XV
                                  DEFINITIONS

SECTION 15.01 Definitions . . . . . . . . . . . . . . . . . . . . . . . .     4

                                  ARTICLE XVI
                  CREATION AND TERMINATION OF TRUST INTERESTS

SECTION 16.01 Initial Creation of 1997-A SUBI Sub-Trust and 1997-A SUBI .     4
SECTION 16.02 Rights in Respect of 1997-A SUBI. . . . . . . . . . . . . .     6
SECTION 16.03 Issuance and Form of 1997-A SUBI Certificates . . . . . . .     6
SECTION 16.04 Filings . . . . . . . . . . . . . . . . . . . . . . . . . .     7
SECTION 16.05 Termination of 1997-A SUBI. . . . . . . . . . . . . . . . .     7
SECTION 16.06 Representations and Warranties of Titling Trustee . . . . .     7
SECTION 16.07 Resignation or Removal of Titling Trustee . . . . . . . . .     7

                                 ARTICLE XVII
              ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

SECTION 17.01 1997-A SUBI Collection Account. . . . . . . . . . . . . . .     8
SECTION 17.02 1997-A SUBI Lease Account . . . . . . . . . . . . . . . . .     8
SECTION 17.03 Investment Gains and Losses . . . . . . . . . . . . . . . .     9
SECTION 17.04 Rebalancing After Third-Party Claim . . . . . . . . . . . .     9

                                 ARTICLE XVIII
                           MISCELLANEOUS PROVISIONS

SECTION 18.01 Governing Law . . . . . . . . . . . . . . . . . . . . . . .    10
SECTION 18.02 Effect of 1997-A SUBI Supplement on Trust Agreement . . . .    10
SECTION 18.03 Amendment . . . . . . . . . . . . . . . . . . . . . . . . .    10
SECTION 18.04 Notices . . . . . . . . . . . . . . . . . . . . . . . . . .    11
SECTION 18.05 Severability of Provisions. . . . . . . . . . . . . . . . .    11
SECTION 18.06 Counterparts. . . . . . . . . . . . . . . . . . . . . . . .    11

                                       EXHIBITS

EXHIBIT A    Form of Series 1997-A SUBI Certificate . . . . . . . . . . .   A-1

SCHEDULE I   Schedule of Series 1997-A Contracts and Series 1997-A
             Leased Vehicles as of the 1997-A Cut-off Date. . . . . . . .   S-1

                           1997-A SUBI SUPPLEMENT TO
               AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT

    1997-A SUBI SUPPLEMENT TO AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT, dated and effective as of _____________, 1997, among TOYOTA MOTOR CREDIT CORPORATION, a California corporation (in its capacities as Grantor, UTI Beneficiary and Servicer, respectively), TMTT, INC., as Titling Trustee, and for certain limited purposes only, FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Trust Agent.

                                   RECITALS

    A. TMCC, the Titling Trustee and the Trust Agent have entered into the Titling Trust Agreement, pursuant to which the Grantor and the Titling Trustee formed the Titling Trust, for the purpose of taking assignments and conveyances of, holding in trust and dealing in, various Titling Trust Assets in accordance with the Titling Trust Agreement.

    B. The Titling Trust Agreement contemplates that certain of the Titling Trust Assets, other than those previously identified on the Titling Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that the Titling Trustee shall create a SUBI and issue to, or to the order of, the UTI Beneficiary one or more SUBI Certificates evidencing the related SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flow arising from, but only from, such SUBI Assets.

    C. The parties hereto desire to supplement the terms of the Titling Trust Agreement to cause the Titling Trustee to identify a SUBI Portfolio and allocate the related Titling Trust Assets to the 1997-A SUBI Sub-Trust, to create the 1997-A SUBI and to create and issue to the UTI Beneficiary a SUBI Certificate evidencing the entire beneficial interest in the 1997-A SUBI, and to set forth the terms and conditions thereof.

    D. The Titling Trustee, on behalf of the Titling Trust, and the Servicer also will enter into the 1997-A SUBI Servicing Supplement pursuant to which, among other things, the terms of the Titling Trust Agreement will be supplemented insofar as they apply solely to the servicing of the SUBI Sub-Trust created hereby to provide for further specific servicing obligations that will benefit solely the SUBI Beneficiaries with respect to the 1997-A SUBI created hereby.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Titling Trust Agreement, the parties hereto agree to the following supplemental obligations and provisions with regard to the 1997-A SUBI Sub-Trust:

                                  ARTICLE XIV

                                   [RESERVED]

                                  ARTICLE XV
                                 DEFINITIONS

     SECTION 15.01 DEFINITIONS. For all purposes of this 1997-A SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Annex of Definitions or the Annex of Supplemental Definitions attached hereto for all purposes of this 1997-A SUBI Supplement. In the event of any conflict between a definition set forth herein and that set forth in the Annex of Definitions or Annex of Supplemental Definitions, that set forth herein shall prevail. All terms used in this 1997-A SUBI Supplement include, as appropriate, all genders and the plural as well as the singular. All references such as "herein", "hereof" and the like shall refer to this 1997-A SUBI Supplement as a whole and not to any particular article or section within this 1997-A SUBI Supplement. All references such as "includes" and variations thereon shall mean "includes without limitation" and references to "or" shall mean "and/or". Any reference herein to the "Titling Trustee, acting on behalf of the Titling Trust", or words of similar import, shall be deemed to mean the Titling Trustee, acting on behalf of Toyota Lease Trust and all beneficiaries thereof.

                                  ARTICLE XVI
                  CREATION AND TERMINATION OF TRUST INTERESTS

     SECTION 16.01     INITIAL CREATION OF 1997-A SUBI SUB-TRUST AND 1997-A
SUBI.

    (a) Pursuant to Section 3.01(c) of the Titling Trust Agreement, Titling Trust Assets not already denominated as SUBI Assets with respect to a different SUBI Sub-Trust may be identified and allocated as SUBI Assets of a separate SUBI Sub-Trust at the direction of the UTI Beneficiary. The UTI Beneficiary hereby directs the Titling Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Titling Trust a separate portfolio of SUBI Assets (the "1997-A SUBI Assets") consisting of (i) the Contracts and related Leased Vehicles listed on Schedule I hereto and other related Titling Trust Assets to be accounted for and held in trust independently from all other Titling Trust Assets within the Titling Trust, including all Titling Trust Assets already identified and allocated to any other SUBI Sub-Trust and from those remaining as assets of the UTI Sub-Trust and (ii) the Contracts, Leased Vehicles and related Titling Trust Assets to be allocated to the 1997-A Sub-Trust pursuant to Section 3.02(a) of the 1997-A Servicing Supplement.

     The assets of the 1997-A SUBI Sub-Trust established hereby shall consist of: (i) those Contracts identified by contract number on Schedule I hereto that are Eligible Contracts as of the 1997-A Cut-off Date, including the related rights of the Titling Trust as Lessor under such Contracts, having an Aggregate Net Investment Value of $____ as of the 1997-A Cut-off Date and those Contracts allocated to the 1997-A Sub-Trust pursuant to Section 3.02(a) of the 1997-A Servicing Supplement; (ii) the related Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) under any related Insurance Policy (to the extent not applied to repair or otherwise paid to a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices) or as a subsidy or other funding of any modification of the related Booked Residual Value; (iii) all of the Titling Trust's right, title, interest and obligations (except such obligations that are specifically retained by the Titling Trust pursuant to the terms of the Titling Trust Agreement) with respect to such Contracts or Leased Vehicles, including the right to enforce all Dealer repurchase obligations arising under Dealer Agreements and to proceeds arising therefrom; (iv) any Insurance Policy and rights thereunder or proceeds therefrom relating to such Contracts, Leased Vehicles or payments of the related Obligors with respect thereto; (v) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to a third party or Governmental Authority in accordance with the Servicer's normal servicing practices; (vi) the 1997-A SUBI Collection
Account, including all cash and Permitted Investments therein and all income from the investment of funds therein and (vii) all proceeds of any of the foregoing.

     Based upon their identification and allocation by the Servicer pursuant to the 1997-A SUBI Servicing Supplement, the Titling Trustee hereby identifies and allocates as 1997-A SUBI Assets the portfolio of Contracts and Leased Vehicles more particularly described on Schedule I hereto, and the related Titling Trust Assets described above, each such 1997-A SUBI Asset to be identified on the books and accounts of the Trust as belonging to the 1997-A SUBI Portfolio.

     (b) Pursuant to Section 3.01(c) of the Titling Trust Agreement, the Titling Trustee hereby creates the 1997-A SUBI Sub-Trust and the 1997-A SUBI. The 1997-A SUBI shall represent a specific undivided beneficial interest solely in the 1997-A SUBI Sub-Trust and the 1997-A SUBI Assets.

     (c) As required by Section 3.01(d) of the Titling Trust Agreement, the UTI Beneficiary hereby certifies to the Titling Trustee that as of the date of execution and delivery hereof: that (i) either there is no pledgee of the UTI or each such pledgee of a UTI Pledge has received prior notice of the creation of the 1997-A SUBI Sub-Trust and of the terms and provisions of this 1997-A SUBI Supplement and of the related Securitized Financing and (ii) as of the date hereof, and after giving effect to the creation of the 1997-A SUBI Sub-Trust, the transfer to the UTI Beneficiary of the 1997-A SUBI Certificate in connection therewith and the application by the UTI Beneficiary of any net proceeds from any Securitized Financing involving such SUBI and such SUBI Certificate, there is and will be no default with respect to any Securitized Financing or other agreement or obligation secured by a UTI Pledge.

     (d) The parties hereto intend that, at any time during which all 1997-A SUBI Certificates are held or beneficially owned by a single Person, the 1997-A SUBI Sub-Trust shall not constitute a separate entity for federal income tax purposes or for state income or franchise tax purposes. However, at any time that the 1997-A SUBI Certificates are held or beneficially owned by two or more Persons, the parties hereto intend that the 1997-A Sub-Trust be characterized as a separate entity for federal and state income tax purposes that shall qualify as a partnership for such purposes.

     (e) The Beneficiary of the 1997-A SUBI Certificate shall at all times maintain a minimum net worth (excluding the value of the 1997-A SUBI Certificate held thereby and the value of any assets of the 1997-A Securitization Trust established pursuant to the 1997-A Trust Agreement) equal to at least $100,000.

     SECTION 16.02     RIGHTS IN RESPECT OF 1997-A SUBI.

     Each holder of a 1997-A SUBI Certificate (including the 1997-A Securitization Trustee, on behalf of the Holders of the securities issued by the 1997-A Securitization Trust) is a third-party beneficiary of the Titling Trust Agreement and this 1997-A SUBI Supplement, insofar as they apply to the 1997-A SUBI and the holder of the 1997-A SUBI Certificate. Therefore, to that extent, references in the Titling Trust Agreement to the ability of any "holder of a SUBI Certificate", "assignee of a SUBI Certificate" or the like to take any action shall also be deemed to refer to the 1997-A Securitization Trustee acting at its own instigation or upon the instruction of Investor Certificateholders pursuant to the terms of Section 6.15 of the 1997-A Securitization Trust Agreement.


     SECTION 16.03     ISSUANCE AND FORM OF 1997-A SUBI CERTIFICATE.

     (a) The 1997-A SUBI shall be represented by a single 1997-A SUBI Certificate, which shall represent 100% of the beneficial interests in the 1997-A SUBI and the 1997-A SUBI Sub-Trust, as further set forth herein. The 1997-A SUBI Certificate shall be substantially in the form of Exhibit A attached hereto, but may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the Beneficiary.

     The 1997-A SUBI Certificate may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary.

     (b) As required by Section 3.01(g) of the Titling Trust Agreement, the 1997-A SUBI Certificate may not be transferred or assigned unless the assignee or pledgee (x) gives a non-petition covenant substantially similar to that set forth in Section 6.14 of the Titling Trust Agreement, and

(y) executes an agreement between or among itself and each UTI Beneficiary and each SUBI Beneficiary of each SUBI relating to another Sub-Trust, to release all claims to the Titling Trust Assets allocated to the UTI Sub-Trust or to such other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Titling Trust Assets allocated thereto (which agreement may be included in the 1997-A SUBI Certificate itself). In addition, the 1997-A SUBI Certificate or any beneficial interest therein may not be transferred by any Beneficiary thereof without the prior written consent of each registered holder of a 1997-A SUBI Certificate.

    SECTION 16.04     FILINGS.

    The Grantor, the UTI Beneficiary (if different from the Grantor) and the Titling Trustee, as directed by the Grantor or the UTI Beneficiary, will undertake all other and future actions and activities as may be deemed reasonably necessary by the Grantor or the UTI Beneficiary to perfect (or evidence) and confirm the allocation of the 1997-A SUBI Assets to the 1997-A SUBI Portfolio as provided herein, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other agreements or instruments relating to such Securitized Financing. The Grantor hereby irrevocably makes and appoints each of the Titling Trustee and the Servicer (in the case of the Servicer, only for so long as such Servicer is acting in such capacity), and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Grantor (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Grantor any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section 16.04.

     SECTION 16.05     TERMINATION OF 1997-A SUBI.

     In connection with any purchase by the Grantor or the Servicer of the 1997-A Certificateholders' interest in the corpus of the 1997-A Securitization Trust pursuant to Section 7.02 of the 1997-A Securitization Trust Agreement, and the succession thereof to all of the interest in the 1997-A SUBI, should all of the interest in the 1997-A SUBI thereafter be transferred to the UTI Beneficiary, whether by sale or otherwise, then, upon the direction of the UTI Beneficiary, the 1997-A SUBI shall be terminated, the 1997-A SUBI Certificates shall be returned to the Titling Trustee and canceled thereby, and the Titling Trustee, at the direction of the Servicer, shall reallocate all 1997-A Contracts, 1997-A Leased Vehicles and related 1997-A SUBI Assets to the UTI Sub-Trust.

     SECTION 16.06     REPRESENTATIONS AND WARRANTIES OF TITLING TRUSTEE.

     The Titling Trustee hereby makes the same representations and warranties set forth in Section 6.12 of the Titling Trust Agreement as of the date hereof, on which the Grantor and UTI Beneficiary have relied in executing this 1997-A SUBI Supplement and on which each of their permitted assignees and pledgees, and each pledgee or holder of a 1997-A SUBI
Certificate (and each 1997-A SUBI Beneficiary) may rely.

     SECTION 16.07 RESIGNATION OR REMOVAL OF TITLING TRUSTEE. No resignation or removal of the Titling Trustee pursuant to any provision of the Titling Trust Agreement shall be effective unless and until each Rating Agency has confirmed, in writing, that such resignation or removal would not cause it to reduce, modify or withdraw its then current rating of any class of securities issued by the 1997-A Securitization Trust.

                                 ARTICLE XVII
                 ACCOUNTS; CASH FLOWS; PERMITTED INVESTMENTS

     SECTION 17.01     1997-A SUBI COLLECTION ACCOUNT.

     (a) The Titling Trustee shall establish and maintain with respect to the 1997-A SUBI the 1997-A SUBI Collection Account in the name of the 1997-A Securitization Trustee, for the benefit of the 1997-A SUBI Beneficiaries, which account shall constitute a SUBI Collection Account. The 1997-A SUBI Collection Account initially shall be established with First Bank, as Trust Agent, and at all times shall be an Eligible Account. In the event that the Trust Agent no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Titling Trustee's assistance as necessary, cause the 1997-A SUBI Collection Account to be moved to a bank or trust company that satisfies those requirements. The 1997-A SUBI Collection Account shall relate solely to the 1997-A SUBI and the 1997-A SUBI Sub-Trust, and funds therein shall not be commingled with any other moneys, except as otherwise provided for or contemplated in the Titling Trust Agreement as supplemented by this 1997-A SUBI Supplement or in the 1997-A SUBI Servicing Supplement. All amounts held in the 1997-A SUBI Collection Account shall be invested in Permitted Investments until distributed or otherwise applied in accordance with the Titling Trust Agreement or this 1997-A SUBI Supplement.

     (b) On each Deposit Date, as directed by the Servicer, the Titling Trustee shall release proceeds of the Residual Value Insurance Policy payable with respect to 1997-A Leased Vehicles and, subject to the provisions of and as set forth in the 1997-A Securitization Trust Agreement, amounts distributable therefrom, to TLI as the transferee from TMCC of the SUBI Certificate, and therefore SUBI Beneficiary, or the designee thereof, the parties hereto acknowledging and agreeing that TLI has, concurrently with the execution and delivery hereof, executed and delivered an instrument transferring the 1997-A SUBI Certificate and to the 1997-A Securitization Trust exclusive of the proceeds of such Residual Value Insurance Policy.

     (c) On each Monthly Allocation Date, as directed by the Servicer, the Titling Trustee shall transfer or cause the transfer of all Principal Collections (exclusive of amounts applied to Subsequent Contracts) and Interest Collections in respect of the 1997-A SUBI Sub Trust (other than proceeds under the Residual Value Insurance Policy) with respect to the related Collection Period, to the 1997-A SUBI Collection Account.

     SECTION 17.02     1997-A SUBI LEASE ACCOUNT.

     At such time as shall be required by Section 7.03 of the 1997-A Securitization Trust Agreement, the Titling Trustee shall establish and maintain with respect to the 1997-A SUBI the 1997-A SUBI Lease Account in the name of the Titling Trustee, for the benefit of the 1997-A SUBI Beneficiaries, which account shall constitute a SUBI Lease Account. Any such 1997-A SUBI Lease Account initially shall be established with First Bank, as Trust Agent, and at all times shall be an Eligible Account. In the event that the Trust Agent no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Titling Trustee's assistance as necessary, cause the 1997-A SUBI Lease Account to be moved to a bank or trust company that satisfies those requirements. The 1997-A SUBI Lease Account shall relate solely to the 1997-A SUBI and the 1997-A SUBI Portfolio, and funds therein shall not be commingled with any other moneys, except as otherwise provided for or contemplated in the Titling Trust Agreement as supplemented by this 1997-A SUBI Supplement or in the 1997-A SUBI Servicing Supplement. All amounts held in the 1997-A SUBI Lease Account shall be invested in Permitted Investments until distributed or otherwise applied in accordance with the Titling Trust Agreement, this 1997-A SUBI Supplement or the 1997-a Servicing Supplement. All transfers of funds into and out of the 1997-A SUBI Lease Account shall be made in accordance with
Section 7.03 of the Titling Trust Agreement.

     SECTION 17.03     INVESTMENT GAINS AND LOSSES.

     All or a portion of the funds deposited into the 1997-A SUBI Accounts shall be separately invested by the Titling Trustee or the 1997-A Securitization Trustee, as applicable, from time to time at the direction of the Servicer, in any Permitted Investments. All income, gain or loss from investment of monies in the Lease Funding Account shall, unless otherwise specified in the Transaction Documents with respect to any Securitized Financing, be for the account of the UTI Beneficiary; provided, that, each such investment shall be made in the name of the Titling Trustee, its nominee or its Financial Intermediary. If at any time the Servicer shall not have given the Titling Trustee a timely investment directive with respect to any 1997-A SUBI Account, the Titling Trustee shall invest and reinvest any monies in such account(s) in a mutual fund offered by the Trust Agent or another affiliate of the Titling Trustee meeting the requirements of clause (i) of the definition of Permitted Investments.

     SECTION 17.04    REBALANCING AFTER THIRD-PARTY CLAIM.

     To the extent that a third-party Claim against Titling Trust Assets is satisfied out of Titling Trust Assets in proportions other than as provided in Section 3.04 of the Titling Trust Agreement, then, notwithstanding anything to the contrary contained herein, the Titling Trustee, at the direction of the Servicer, shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Titling Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-

Trusts, including the 1997-A SUBI Sub-Trust, such that each shall bear the expense of such Claim as nearly as possible as if the burden thereof had been allocated as provided in Section 3.04 of the Titling Trust Agreement.

                                 ARTICLE XVIII
                            MISCELLANEOUS PROVISIONS

     SECTION 18.01     GOVERNING LAW.

     This 1997-A SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of California, without regard to any otherwise applicable principles of conflicts of laws, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 18.02     EFFECT OF 1997-A SUBI SUPPLEMENT ON TRUST AGREEMENT.

     (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Titling Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between the provisions of this 1997-A SUBI Supplement and the Titling Trust Agreement with respect to the 1997-A SUBI, the provisions of this 1997-A SUBI Supplement shall prevail.

     (b) For purposes of determining the parties' obligations under this 1997-A SUBI Supplement with respect to the 1997-A SUBI, general references in the Titling Trust Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to the 1997-A SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1997-A SUBI Asset; (ii) an appropriate or applicable SUBI Collection Account shall be deemed to refer more specifically to the 1997-A SUBI Collection Account; (iv) an appropriate or applicable SUBI Lease Account shall be deemed to refer more specifically to a 1997-A SUBI Lease Account; (v) a SUBI Sub-Trust or SUBI Portfolio shall be deemed to refer more specifically to the 1997-A SUBI Sub-Trust or 1997-A SUBI Portfolio, as the case may be; (vi) a SUBI Supplement shall be deemed to refer more specifically to this 1997-A SUBI Supplement; and (vii) a SUBI Servicing Supplement shall be deemed to refer more specifically to the 1997-A SUBI Servicing Supplement.

     SECTION 18.03     AMENDMENT.

     (a) Notwithstanding Section 9.01 of the Titling Trust Agreement, the Titling Trust Agreement, as supplemented by this Supplement, to the extent that it applies solely to the 1997-A SUBI and the 1997-A SUBI Portfolio, may be amended from time to time by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1997-A SUBI Beneficiary and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1997-A Securitization Trustee and upon receipt of written notice from each Rating Agency that the proposed amendment will not cause such Rating Agency to reduce or withdraw any then current rating on any class of securities issued by the 1997-A Securitization Trust.

     SECTION 18.04     NOTICES.

     The notice provisions of the Titling Trust Agreement shall apply equally to this Supplement; provided, that, any notice to the 1997-A Securitization Trustee shall be addressed as follows:

         First Bank National Association
         111 East Wacker Drive, Suite 3000
         Chicago, Illinois 60601
         Attention: Corporate Trust Office

     A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the Titling Trust Agreement or this 1997-A SUBI Supplement also shall be delivered to the 1997-A Securitization Trustee with respect to the 1997-A Securitization Trust.

     SECTION 18.05     SEVERABILITY OF PROVISIONS.

     If any one or more of the covenants, agreements, provisions or terms of this 1997-A SUBI Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1997-A SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this 1997-A SUBI Supplement or of any 1997-A SUBI Certificates or the rights of the holders thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1997-A SUBI Supplement invalid or unenforceable in any respect.

     SECTION 18.06     COUNTERPARTS.

     This 1997-A SUBI Supplement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, TMCC, the Titling Trustee and, solely for the limited purposes set forth herein, First Bank National Association, as Trust Agent, have caused this 1997-A SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        TOYOTA MOTOR CREDIT CORPORATION,
                                          Grantor, Servicer and UTI Beneficiary


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        TMTT, INC., as Titling Trustee

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        FIRST BANK NATIONAL ASSOCIATION,
                                          as Trust Agent

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        TLI, INC.,
                                          assignee of UTI Beneficiary (solely to
                                          acknowledge the provisions hereof)

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


[Appropriate Notary Blocks to be inserted for each Signatory]

                                                                     SCHEDULE I


                       SCHEDULE OF SERIES 1997-A CONTRACTS AND
             SERIES 1997-A LEASED VEHICLES AS OF THE 1997-A CUT-OFF DATE



[Omitted. On file with the Servicer, the Titling Trustee and the 1997-A Securitization Trustee.]

                                                                      EXHIBIT A

                        FORM OF SERIES 1997-A SUBI CERTIFICATE

                                  TOYOTA LEASE TRUST

            SERIES 1997-A SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE


         evidencing a fractional undivided interest in the 1997-A SUBI Sub-Trust (as defined below).

         (This Certificate does not represent any obligation of, or an interest in, Toyota Motor Credit Corporation, Toyota Motor Sales, U.S.A., Inc., TMTT, Inc., TLI, Inc. or any of their respective affiliates.)

Number
      ----

    THIS CERTIFIES THAT
                        -------------------------------------------------------
is the registered owner of a nonassessable, fully-paid, fractional undivided interest in the 1997-A SUBI (the "1997-A SUBI") comprised of interests in the assets of the 1997-A SUBI Sub-Trust (the "1997-A Sub-Trust") of the Toyota Lease Trust, a Delaware business trust (the "Titling Trust") formed by Toyota Motor Credit Corporation, as Grantor and UTI Beneficiary (in such capacities, the "Grantor" and the "UTI Beneficiary" respectively), and TMTT, Inc., a Delaware corporation, as trustee (the "Titling Trustee") pursuant to a Trust and Servicing Agreement, as the same was amended and restated pursuant to an Amended and Restated Trust and Servicing Agreement (the "Titling Trust Agreement"), each dated and effective as of October 1, 1996, among the Grantor, the Titling Trustee, and, for certain limited purposes set forth therein, First Bank National Association, a national banking association, as trust agent (the "Trust Agent"). A summary of certain of the provisions of the Titling Trust Agreement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Titling Trust Agreement and 1997-A SUBI Supplement.

    This Certificate is the only duly authorized 1997-A SUBI Certificate issued under the Titling Trust Agreement, as supplemented by the 1997-A SUBI Supplement (the "1997-A SUBI Supplement") dated and effective as of ________, 1997, among the UTI Beneficiary, the Titling Trustee and, for certain limited purposes only set forth therein, the Trust Agent (the "1997-A SUBI Certificate"). This 1997-A SUBI Certificate is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 1997-A SUBI Supplement, to which agreements each 1997-A SUBI Beneficiary by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

    Also issued or to be issued under the Titling Trust Agreement are various other series of certificates evidencing undivided interests in other Sub-Trusts of the Titling Trust. A single UTI Certificate has been issued to the UTI Beneficiary, no other 1997-A SUBI Certificate had been issued on the date this 1997-A SUBI Certificate was issued and SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued at the time each related SUBI Sub-Trust is formed.

    The property of the Titling Trust includes, or will include, among other things: (i) any capital contributed by the Grantor; (ii) the Contracts and all proceeds thereof; (iii) the Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Residual Value of each Leased Vehicle, whether realized through the exercise by Obligors of purchase options under the Contracts, the proceeds of sale of the Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly) under any related Insurance Policy (to the extent not applied to repair or otherwise paid to a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices) or as a subsidy or other funding of any modification of the related Booked Residual Value; (iv) all of the Titling Trust's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements; (v) all of TMCC's rights (but not its obligations) with respect to any Contract or Leased Vehicle, including the right to enforce and to proceeds arising from all Dealer repurchase obligations arising under Dealer Agreements; (vi) any Insurance Policy and rights thereunder or proceeds therefrom relating to any of the Contracts, Leased Vehicles or payments of the related Obligors with respect thereto; (vii) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Contract, to the extent not applied to making repairs to the related Leased Vehicle or paid to a third party or Governmental Authority in accordance with the Servicer's normal servicing practices; and (viii) all proceeds of any of the foregoing (such assets, the "Titling Trust Assets"). The Titling Trust Agreement provides that, from time to time, certain of the Titling Trust Assets will be identified and allocated on the records of the Titling Trust into one or more separate Sub-Trusts comprised of identified Titling Trust Assets (such Sub-Trusts the "UTI Sub-Trust" or a "SUBI Sub-Trust", as the case may be, and the related assets, "UTI Assets" or "SUBI Assets", as the case may be).

    Pursuant to the 1997-A SUBI Supplement, the 1997-A SUBI Assets were identified and allocated on the records of the Titling Trust as a separate SUBI Sub-Trust (the "1997-A SUBI Sub-Trust"), and the beneficial interest in the 1997-A SUBI Sub-Trust was designated as a separate SUBI known as the "1997-A SUBI". The rights of the 1997-A SUBI Beneficiaries to certain of the proceeds of the 1997-A SUBI Assets are and will be further set forth in the Titling Trust Agreement and the 1997-A SUBI Supplement.

    The 1997-A SUBI Certificates are limited in right of payment to certain collections and recoveries respecting the Contracts (and the related Obligors) and the Leased Vehicles allocated to the 1997-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Titling Trust Agreement and the 1997-A SUBI Supplement. Copies of the Titling Trust Agreement and the

1997-A SUBI Supplement may be examined during normal business hours at the principal office of the Titling Trustee, and at such other places, if any, designated by the Titling Trustee, by each 1997-A SUBI Beneficiary upon request.

    By accepting this 1997-A SUBI Certificate or any interest herein, the related SUBI Beneficiary waives any claim to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1997-A SUBI Sub-Trust and those proceeds or assets derived from or earned by the 1997-A SUBI Assets. In addition, by accepting this 1997-A SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Titling Trustee and to all of the Titling Trust Assets other than those from time to time included within the 1997-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to another SUBI.

    The Titling Trust Agreement and 1997-A SUBI Supplement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto with respect to the 1997-A SUBI Assets, the 1997-A SUBI Sub-Trust and the 1997-A SUBI and the rights of 1997-A SUBI Beneficiaries at any time by a writing signed by the Titling Trustee, the UTI Beneficiary, each 1997-A SUBI Beneficiary and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1997-A Securitization Trustee and upon receipt of written notice from each Rating Agency that the proposed amendment will not cause such Rating Agency to reduce or withdraw any then current rating on any class of securities issued by the 1997-A Securitization Trust that was initially issued at the request of the UTI Beneficiary. If approval of any 1997-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this 1997-A SUBI Certificate.

    As provided in the Titling Trust Agreement and the 1997-A SUBI Supplement, this 1997-A SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

    Prior to due presentation of this 1997-A SUBI Certificate for registration of a permitted transfer, the Titling Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this 1997-A SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Titling Trust Agreement, neither the Titling Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

    Unless this 1997-A SUBI Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this 1997-A SUBI Certificate shall not entitle the holder hereof to any benefit under the Titling Trust Agreement or the 1997-A SUBI Supplement or be valid for any purpose.

    IN WITNESS WHEREOF, the Titling Trustee on behalf of the Titling Trust and not in its individual capacity has caused this 1997-A SUBI Certificate to be duly executed.

Dated:                                  TOYOTA LEASE TRUST

                                        By:  TMTT, INC., as Titling Trustee


                                        By:
                                           ------------------------------------
                                           Authorized Officer


ATTEST:


---------------------------------------

                       ANNEX OF SUPPLEMENTAL DEFINITIONS



    Unless otherwise specified in the agreement to which this Annex of Supplemental Definitions is attached, the following terms have the indicated meanings. Terms defined herein but not directly or indirectly used or referenced in the agreement to which this Annex of Supplemental Definitions is attached shall not be deemed to have any meaning or significance with respect to such agreement.

    "1997-A CERTIFICATE ACCOUNT" means the SUBI Account established pursuant to the 1997-A Securitization Trust Agreement and designated as the "Series 1997-A SUBI Certificate Account".

    "1997-A COLLECTION ACCOUNT" means the SUBI Account established pursuant to the Series 1997-A SUBI Supplement and designated as the "Series 1997-A SUBI Collection Account".

    "1997-A CONTRACTS" means the Contracts allocated to the 1997-A SUBI and 1997-A SUBI Sub-Trust pursuant to the 1997-A SUBI Supplement, including those allocated during the Revolving Period..

    "1997-A LEASED VEHICLES" means the Leased Vehicles and related Titling Trust Assets allocated to the 1997-A SUBI and 1997-A SUBI Sub-Trust pursuant to the 1997-A SUBI Supplement, including those allocated during the Revolving Period.

    "1997-A PROSPECTUS" means that Prospectus dated __________, 1997, prepared by the Transferor in connection with the Securitized Financing of the 1997-A SUBI by the Transferor.

    "1997-A SECURITIZATION TRUST" means the trust created by the 1997-A Securitization Trust Agreement, the estate of which consists or will consist of
(i) the 1997-A SUBI, the 1997-A SUBI Certificate, and all monies due and to become due thereunder on and after the Cutoff Date, excluding any proceeds of the Residual Value Insurance Policy, whether or not relating to any assets of the 1997-A SUBI Portfolio; (ii) such monies as are from time to time deposited in the 1997-A Collection Account; (iii) all rights accruing to the holder of the 1997-A SUBI Interest as a third-party beneficiary of the Titling Trust Agreement, the 1997-A SUBI Supplement, the 1997-A Servicing Supplement and the Reserve Fund; and (iv) all proceeds of the foregoing.

    "1997-A SECURITIZATION TRUST AGREEMENT" means that certain Securitization Trust Agreement, dated as of _________, 1997, between the Transferor and Securitization Trustee, pursuant to which the 1997-A SUBI Certificate will be transferred to the Securitization Trustee, in that capacity, in connection with the Securitized Financing of the 1997-A SUBI by the Transferor.

    "1997-A SECURITIZATION TRUSTEE" means First Bank National Association in its capacity, as trustee in connection with the Securitized Financing of the 1997-A SUBI by the Transferor.

    "1997-A SERVICING SUPPLEMENT" means the SUBI Servicing Supplement to the Titling Trust Agreement dated as of ________, 1997 and relating to the servicing of the 1997-A SUBI.

    "1997-A SUBI" means the SUBI created pursuant to the 1997-A SUBI
Supplement.

    "1997-A SUBI ACCOUNT" means any SUBI Account related to the 1997-A SUBI.

    "1997-A SUBI ASSETS" means the 1997-A Contracts, 1997-A Leased Vehicles and related Titling Trust Assets allocated to the 1997-A SUBI and 1997-A SUBI Sub-Trust pursuant to the 1997-A SUBI Supplement, including those allocated during the Revolving Period.

    "1997-A SUBI CERTIFICATE" means the SUBI Certificate issued by the Titling Trust pursuant to the 1997-A SUBI Supplement evidencing the 1997-A SUBI Interest.

    "1997-A SUBI CERTIFICATE PURCHASE AND SALE AGREEMENT" means the 1997-A SUBI Certificate Purchase and Sale Agreement, dated as of _________, 1997, pursuant to which TMCC will sell to the Transferor, without recourse, all of its right, title and interest in and to the 1997-A SUBI and the 1997-A SUBI Certificate and the proceeds thereof.

    "1997-A SUBI INTEREST" has the meaning set forth in Section 2.02 of the Securitization Trust Agreement.

    "1997-A SUBI PORTFOLIO" means the SUBI Portfolio that includes the 1997-A Contracts and 1997-A Leased Vehicles allocated to the 1997-A SUBI and 1997-A SUBI Sub-Trust pursuant to the 1997-A SUBI Supplement.

    "1997-A SUBI SUB-TRUST" means the SUBI Sub-Trust created pursuant to the 1997-A SUBI Supplement including as its assets the 1997-A SUBI Portfolio and the related Titling Trust Assets.

    "1997-A SUBI SUPPLEMENT" means the SUBI Supplement to the Titling Trust Agreement dated as of _________, 1997 pursuant to which the Titling Trustee, at the direction of the UTI Beneficiary, creates the 1997-A Sub-Trust and the 1997-A SUBI and issues the 1997-A SUBI Certificate.

    "ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Monthly Allocation Date during the Amortization Period, the lesser of (x) the product of (i) one-twelfth of [__]% and (ii) the Aggregate Net Investment Value as of the last day of the related Collection Period and (y) any portion of the Investor Percentage of Interest Collections in respect of the related Collection Period remaining after all required distributions and/or allocations to Certificateholders have been made and after all required deposits into the Reserve Fund have been made.

    "ADDITIONAL LOSS AMOUNT" means, with respect to any Collection Period, an amount equal to the sum of (a) all amounts of losses incurred in respect of any uninsured liability to third parties (i.e., litigation risk) on the part of the Titling Trust that is ultimately borne by the SUBI Assets during such Collection Period, whether such liability is incurred (i) with respect to the 1997-A SUBI Assets and is therefore allocated to the 1997-A
SUBI Assets pursuant to the 1997-A SUBI Supplement, (ii) with respect to the Titling Trust Assets generally and a pro rata portion of such liability is allocated to the 1997-A SUBI Assets pursuant to the Titling Trust Agreement or (iii) with respect to UTI Assets or Other SUBI Assets if such UTI Assets or Other SUBI Assets are insufficient to pay such liability and a portion thereof is therefore allocated to the 1997-A SUBI Assets pursuant to the Titling Trust Agreement and (ii) all monies reserved within the 1997-A SUBI Collection Account against future losses in respect of such liabilities by the Servicer on behalf of the Securitization Trustee as of the last day of such Collection Period.

    "AGGREGATE NET INVESTMENT VALUE" means, as of any day, the sum of (i) the aggregate of the Discounted Principal Balances of all 1997-A Contracts at such date, each such Discounted Principal Balance being derived from the Schedule of Contracts and Leased Vehicles as in effect on such date; PROVIDED that as of the last day of any Collection Period, there shall be eliminated from the Schedule of Contracts and Leased Vehicles for the purpose of this definition (including the determination at any subsequent time of the Aggregate Net Investment Value as of the last day of any Collection Period) each 1997-A Contract that became a Charged-off, Liquidated, Matured or Additional Loss Contract before the end of such Collection Period, (ii) the aggregate of the Booked Residual Values of those Leased Vehicles that have been added to Matured Leased Vehicle Inventory within the three immediately preceding Collection Periods but have not been sold or otherwise disposed of as of the last day of the most recent Collection Period for no more than three full Collection Periods, each such Booked Residual Value being derived from the Schedule of Contracts and Leased Vehicles as in effect on such date, and (iii) prior to the last Transfer Date, the aggregate amount of Principal Collections that have not been reinvested in additional 1997-A Contracts and 1997-A Leased Vehicles pursuant to Section 3.02 of the 1997-A Servicing Supplement.

    "AGGREGATE NET LOSSES" means, with respect to a Collection Period, an amount equal to the aggregate Discounted Principal Balances of all 1997-A Contracts that became Charged-off Contracts during such Collection Period minus the sum of (x) all Net Repossessed Vehicle Proceeds and other Net Liquidation Proceeds collected during such Collection Period with respect to Charged-off Contracts and (y) the portion of amounts subsequently received in respect of Contracts liquidated in prior Collection Periods.

    "AMORTIZATION DATE" means  ____________ 1, 1998.

    "AMORTIZATION PERIOD" means the period beginning with the day immediately succeeding the last day of the Revolving Period and ending on the day the Certificates have been paid in full and all unpaid Class A-1 Certificate Principal Loss Amounts, Class A-2 Certificate Principal Loss Amounts, the Class A-3 Certificate Principal Loss Amounts, the Class A-4 Certificate Principal Loss Amounts, Class B Certificate Principal Loss Amounts and unpaid Class B Certificate Principal Carryover Shortfalls have been paid in full, in each case with accrued interest thereon, or the Securitization Trust otherwise terminates.

    "APPLICANTS" shall have the meaning specified in Section 4.06 of the Securitization Trust Agreement.

    "BOOK-ENTRY CERTIFICATES" means a beneficial interest in the Class A Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency.

    "Capped Contingent and Excess Liability Premiums CAPPED CONTINGENT AND EXCESS LIABILITY PREMIUMS" means, with respect to any Monthly Allocation Date, an amount sufficient to pay or reserve for payment of one-twelfth of the portion of the annual premium payable on the Contingent and Excess Liability Insurance Policies allocable to the 1997-A SUBI Interest, up to but not exceeding $_____ in any calendar year.

    "CAPPED SECURITIZATION TRUST ADMINISTRATIVE EXPENSES" means, with respect to any Monthly Allocation Date, the Securitization Trustee's compensation and other Administrative Expenses with respect to the Securitization Trust payable or reimbursable thereto on such Monthly Allocation Date under the Securitization Trust Agreement, including those due under Section 6.05 of the Securitization Trust Agreement; provided that the amount so payable and/or reimbursable on such Monthly Allocation Date, taken together with all such compensation and Administrative Expenses paid or reimbursed since the beginning of the calendar year in which such Monthly Allocation Date occurs, will not exceed [$50,000.00] (or [$100,000.00] in any year in which an Early Amortization Event of the type set forth in clause (iv) of the definition of Early Amortization Event occurs and the Securitization Trustee sells the property of the Securitization Trust pursuant to Section 8.02 of the Securitization Trust Agreement).

    "CAPPED TITLING TRUST ADMINISTRATIVE EXPENSES" means, with respect to any Monthly Allocation Date, the Titling Trustee's compensation and other Administrative Expenses with respect to the Titling Trust allocable to the 1997-A SUBI Interest and payable or reimbursable thereto on such Monthly Allocation Date under the Securitization Trust Agreement, including those due under Section 6.13 of the Titling Trust Agreement; provided that the amount so payable and/or reimbursable on such Monthly Allocation Date, taken together with all such compensation and Administrative Expenses paid or reimbursed since the beginning of the calendar year in which such Monthly Allocation Date occurs, will not exceed [$50,000.00] (or [$100,000.00] in any year in which an Early Amortization Event of the type set forth in clause (iv) of the definition of Early Amortization Event occurs and the Securitization Trustee sells the property of the Securitization Trust pursuant to Section 8.02 of the Securitization Trust Agreement).

    "CERTIFICATE BALANCE" initially means the Initial Certificate Balance and, as of any date, means the sum of the Class A Certificate Balance and the Class B Certificate Balance as of the close of business on such date, after giving effect to any changes therein on such date.

    "CERTIFICATE FACTOR" means, with respect to any Monthly Allocation Date, a seven-digit decimal figure equal to the Certificate Balance as of the last day of the related Collection Period divided by the Initial Certificate Balance.

    "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with the rules of such Clearing Agency) and shall mean, with respect to a Definitive Certificate, the related Certificateholder.

    "Certificate Principal Loss Amount CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, an amount equal the sum of any Class A-1, Class A-2, Class A-3, Class A-4 and Class B Certificate Principal Loss Amount.

    "CERTIFICATE RATE" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate or the Class B Rate, as indicated by the context.

    "CERTIFICATE REGISTER" means the register of Certificateholders maintained by the Securitization Trustee pursuant to Section 4.03 of the Securitization Trust Agreement.

    "CERTIFICATE REGISTRAR" means the Securitization Trustee unless a successor thereto is appointed pursuant to Section 4.03 of the Securitization Trust Agreement.

    "CERTIFICATEHOLDER" or "HOLDER" means the Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to the Securitization Trust Agreement, the interest evidenced by any Certificate registered in the name of the Transferor, TMCC, or any Person controlling, controlled by or under common control with the Transferor or TMCC, shall not be taken into account in determining whether the requisite percentage necessary to effect any such consent, waiver, request or demand shall have been obtained.

    "CERTIFICATES" means, collectively, the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class B Certificates and the Transferor Certificate.

    "CERTIFICATE PAYMENT DATE" means

    "CHARGE-OFF RATE" means, with respect to any Collection Period, the Aggregate Net Losses with respect to 1997-A Contracts that became Charged-off Contracts during such Collection Period expressed, on an annualized basis, as a percentage of the average of (i) the Aggregate Net Investment Value on the last day of the immediately preceding Collection Period and (ii) the Aggregate Net Investment Value on the last day of such Collection Period.

    "CHARGE-OFF RATE TEST" means that determination, made on each Determination Date by the Servicer, of the average of the Charge-off Rates for each of the three immediately preceding Collection Periods (or the months of _____ and ______ in the case of the first Determination Date, the months of _______ and _____ and the _____ Collection Period in the case of the second Determination Date, and the month
of ___  and the ____ and ____   Collection Periods in the case of the third
Determination Date). The Charge-off Rate Test will be satisfied if such average is ___% or less.

    "CHARGED-OFF AMOUNT" means, with respect to any Collection Period, the Aggregate Net Losses with respect to 1997-A Contracts that became Charged-off Contracts during such Collection Period.

    "CLASS A CERTIFICATES" means the Class A-1 Certificates and the Class A-2 Certificates.

    "CLASS A CERTIFICATE BALANCE" means the sum of the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance and the Class A-4 Certificate Balance.

    "CLASS A CERTIFICATEHOLDER" means any Holder of a Class A-1 Certificate, Class A-2 Certificate, Class A-3 Certificate or Class A-4 Certificate.

    "CLASS A PERCENTAGE" means the Class A-4 Certificate Balance immediately after the Class A-1, the Class A-2 and the Class A-3 Certificates have been paid in full as a percentage of the Certificate Balance at such time.

    "CLASS A-1 ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation
Date, an amount equal to the product of (i) the Class A-1 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.

    "CLASS A-1 ALLOCATION PERCENTAGE" means, as of any Monthly Allocation Date, the Class A-1 Certificate Balance as of the last day of the related Collection Period as a percentage of the Certificate Balance as of such date.

    "CLASS A-1 CERTIFICATE" means one of the Certificates executed and authenticated by the Securitization Trustee in substantially the form set forth in the Securitization Trust Agreement.

    "CLASS A-1 CERTIFICATE BALANCE" means, initially, the Initial Class A-1 Certificate Balance and, on any date, shall equal the Initial Class A-1 Certificate Balance, reduced by the sum of (i) all amounts distributed to Class A-1 Certificateholders and allocable to principal on or prior to such date and
(ii) the amount, if any, by which (a) the aggregate of all Class A-1 Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-1 Certificate Principal Loss Amounts reimbursed or deemed reimbursed on or prior to such date.

    "CLASS A-1 CERTIFICATE FACTOR" means, with respect to any Monthly
Allocation Date, a seven-digit decimal figure equal to the Class A-1 Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class A-1 Certificate Balance made on that date) divided by the Initial Class A-1 Certificate Balance.

    "CLASS A-1 CERTIFICATEHOLDER" means any Holder of a Class A-1 Certificate.

    "CLASS A-1 CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class A-1 Loss Amount for the related Collection Period and any previously unreimbursed Class A-1 Certificate Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-1 Certificates pursuant to
Section 3.03(b)(viii) or (b)(ix) of the Securitization Trust Agreement on such Monthly Allocation Date.

    "CLASS A-1 CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest at the Class A-1 Rate on the aggregate amount of unreimbursed Class A-1 Certificate Principal Loss Amounts through such Monthly Allocation Date.

    "CLASS A-1 CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-1 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

    "CLASS A-1 DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class A-1 Principal Distributable Amount and the Class A-1 Interest Distributable Amount.

    "CLASS A-1 INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class A-1 Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class A-1 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class A-1 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-1 Certificate Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date, over (ii) the amount of interest distributed to Class A-1 Certificateholders on such current Monthly Allocation Date.

    "CLASS A-1 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class A-1 Certificate Rate (or in case of first Monthly Allocation Date, of the Class A-1
Rate) and (ii) the Class A-1 Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class A-1 Certificate Balance made on such immediately preceding Monthly Allocation Date) or, in the case of the first Monthly Allocation Date, the Initial Class A-1 Certificate Balance.

    "CLASS A-1 LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class A-1 Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and
(c) the Loss Amount for the related Collection Period.

    "CLASS A-1 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period commencing during the Amortization Period, the amount (if any) that is distributable in respect of principal of the Class A-1 Certificates to the Class A-1 Certificateholders pursuant to Section 3.01 (d) of the Securitization Trust Agreement.

    "CLASS A-1 RATE" means ____% per annum.

    "CLASS A-1 RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-1 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount incurred in respect of such Collection Period.

    "CLASS A-1 TARGETED MATURITY DATE" means _______.

    "CLASS A-2 ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation
Date, an amount equal to the product of (i) the Class A-2 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.

    "CLASS A-2 ALLOCATION PERCENTAGE" means, as of any Monthly Allocation Date, the Class A-2 Certificate Balance as of the last day of the related Collection Period as a percentage of the Certificate Balance as of such date.

    "CLASS A-2 CERTIFICATE" means one of the Certificates executed and authenticated by the Securitization Trustee in substantially the form set forth in the Securitization Trust Agreement.

    "CLASS A-2 CERTIFICATE BALANCE" means, initially, the Initial Class A-2 Certificate Balance and, on any date, shall equal the Initial Class A-2 Certificate Balance, reduced by the sum cf (i) all amounts distributed to Class A-2 Certificateholders in respect of principal of the Class A-2 Certificates on or prior to such date and (ii) the amount, if any, by which (a) the aggregate of all Class A-2 Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-2 Certificate Principal Loss Amounts reimbursed or deemed reimbursed on or prior to such date.

    "CLASS A-2 CERTIFICATE FACTOR" means, with respect to any Monthly
Allocation Date, a seven-digit decimal figure equal to the Class A-2 Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class A-2 Certificate Balance made on that date) divided by the Initial Class A-2 Certificate Balance.

    "CLASS A-2 CERTIFICATEHOLDER" means any Holder of a Class A-2 Certificate.

    "CLASS A-2 CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class A-2 Loss Amount for the related Collection Period and any previously unreimbursed Class A-2 Certificate Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-2 Certificates pursuant to
Section 3.03(b)(viii) or (b)(ix) of the Securitization Trust Agreement on such Monthly Allocation Date.

    "CLASS A-2 CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest (at the Class A-2 Rate) on the aggregate amount of unreimbursed Class A-2 Certificate Principal Loss Amounts through such Monthly Allocation Date.

    "CLASS A-2 CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-2 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

    "CLASS A-2 DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class A-2 Principal Distributable Amount and the Class A-2 Interest Distributable Amount.

    "CLASS A-2 INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class A-2 Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class A-2 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class A-2 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-2 Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date, over (ii) the amount of interest distributed to Class A-2 Certificateholders on such current Monthly Allocation Date.

    "CLASS A-2 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class A-2 Rate (or in the case of the first Monthly Allocation Date, of the Class A-2 Rate) and
(ii) the Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class A-2 Certificate Balance made on such immediately preceding Monthly Allocation Date) or, in the case of the first Monthly Allocation Date, the Initial Class A-2 Certificate Balance.

    "CLASS A-2 LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class A-2 Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and
(c) the Loss Amount for the related Collection Period.

    "CLASS A-2 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period commencing during the Amortization Period, the amount (if any) that is distributable to the Class A-2 Certificateholders pursuant to Section 3.01(d) of the Securitization Trust Agreement.

    "CLASS A-2 RATE" means ___% per annum.

    "CLASS A-2 RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-2 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount incurred in respect of such Collection Period.

    "CLASS A-2 TARGETED MATURITY DATE" means _________.

    "CLASS A-3 ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation
Date, an amount equal to the product of (i) the Class A-3 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.

    "CLASS A-3 ALLOCATION PERCENTAGE" means, as of any Monthly Allocation Date, the Class A-3 Certificate Balance as of the last day of the related Collection Period as a percentage of the Certificate Balance as of such date.

    "CLASS A-3 CERTIFICATE" means one of the Certificates executed and authenticated by the Securitization Trustee in substantially the form set forth in the Securitization Trust Agreement.

    "CLASS A-3 CERTIFICATE BALANCE" means, initially, the Initial Class A-3 Certificate Balance and, on any date, shall equal the Initial Class A-3 Certificate Balance, reduced by the sum cf (i) all amounts distributed to Class A-3 Certificateholders in respect of principal of the Class A-3 Certificates on or prior to such date and (ii) the amount, if any, by which (a) the aggregate of all Class A-3 Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-3 Certificate Principal Loss Amounts reimbursed or deemed reimbursed on or prior to such date.

    "CLASS A-3 CERTIFICATE FACTOR" means, with respect to any Monthly
Allocation Date, a seven-digit decimal figure equal to the Class A-3 Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class A-3 Certificate Balance made on that date) divided by the Initial Class A-3 Certificate Balance.

    "CLASS A-3 CERTIFICATEHOLDER" means any Holder of a Class A-3 Certificate.

    "CLASS A-3 CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class A-3 Loss Amount for the related Collection Period and any previously unreimbursed Class A-3 Certificate Principal Loss

Amount exceeds (ii) the amount available to be distributed in respect of the Class A-3 Certificates pursuant to Section 3.03(b)(viii) or (b)(ix) of the Securitization Trust Agreement on such Monthly Allocation Date.

    "CLASS A-3 CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest (at the Class A-3 Rate) on the aggregate amount of unreimbursed Class A-3 Certificate Principal Loss Amounts through such Monthly Allocation Date.

    "CLASS A-3 CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-3 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

    "CLASS A-3 DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class A-3 Principal Distributable Amount and the Class A-3 Interest Distributable Amount.

    "CLASS A-3 INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class A-3 Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class A-3 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class A-3 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-3 Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date, over (ii) the amount of interest distributed to Class A-3 Certificateholders on such current Monthly Allocation Date.

    "CLASS A-3 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class A-3 Rate (or in the case of the first Monthly Allocation Date, of the Class A-3 Rate) and
(ii) the Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class A-3 Certificate Balance made on such immediately preceding Monthly Allocation Date) or, in the case of the first Monthly Allocation Date, the Initial Class A-3 Certificate Balance.

    "CLASS A-3 LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class A-3 Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and
(c) the Loss Amount for the related Collection Period.

    "CLASS A-3 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period commencing during the Amortization Period, the amount (if any) that is distributable to the Class A-3 Certificateholders pursuant to Section 3.01(d) of the Securitization Trust Agreement.

    "CLASS A-3 RATE" means ______% per annum.

    "CLASS A-3 RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-3 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount incurred in respect of such Collection Period.

    "CLASS A-3 TARGETED MATURITY DATE" means _________.

    "CLASS A-4 ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation
Date, an amount equal to the product of (i) the class A-4 Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.

    "CLASS A-4 ALLOCATION PERCENTAGE" means, as of any Monthly Allocation Date, the Class A-4 Certificate Balance as of the last day of the related Collection Period as a percentage of the Certificate Balance as of such date.

    "CLASS A-4 CERTIFICATE" means one of the Certificates executed and authenticated by the Securitization Trustee in substantially the form set forth in the Securitization Trust Agreement.

    "CLASS A-4 CERTIFICATE BALANCE" means, initially, the Initial Class A-4 Certificate Balance and, on any date, shall equal the Initial Class A-4 Certificate Balance, reduced by the sum cf (i) all amounts distributed to Class A-4 Certificateholders in respect of principal of the Class A-4 Certificates on or prior to such date and (ii) the amount, if any, by which (a) the aggregate of all Class A-4 Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class A-4 Certificate Principal Loss Amounts reimbursed or deemed reimbursed on or prior to such date.

    "CLASS A-4 CERTIFICATE FACTOR" means, with respect to any Monthly
Allocation Date, a seven-digit decimal figure equal to the Class A-4 Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class A-4 Certificate Balance made on that date) divided by the Initial Class A-4 Certificate Balance.

    "CLASS A-4 CERTIFICATEHOLDER" means any Holder of a Class A-4 Certificate.

    "CLASS A-4 CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class A-4 Loss Amount for the related Collection Period and any previously unreimbursed Class A-4 Certificate Principal Loss Amount exceeds (ii) the amount available to be distributed in respect of the Class A-4 Certificates pursuant to
Section 3.03(b)(viii) or (b)(ix) of the Securitization Trust Agreement on such Monthly Allocation Date.

    "CLASS A-4 CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest (at the Class A-4 Rate) on the aggregate amount of unreimbursed Class A-4 Certificate Principal Loss Amounts through such Monthly Allocation Date.

    "CLASS A-4 CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-4 Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

    "CLASS A-4 DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class A-4 Principal Distributable Amount and the Class A-4 Interest Distributable Amount.

    "CLASS A-4 INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class A-4 Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class A-4 Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class A-4 Interest Carryover Shortfall, to the extent permitted by law, at the Class A-4 Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date, over (ii) the amount of interest distributed to Class A-4 Certificateholders on such current Monthly Allocation Date.

    "CLASS A-4 INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class A-4 Rate (or in the case of the first Monthly Allocation Date, of the Class A-4 Rate) and
(ii) the Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class A-4 Certificate Balance made on such immediately preceding Monthly Allocation Date) or, in the case of the first Monthly Allocation Date, the Initial Class A-4 Certificate Balance.

    "CLASS A-4 LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class A-4 Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and
(c) the Loss Amount for the related Collection Period.

    "CLASS A-4 PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period commencing during the Amortization Period, the amount (if any) that is distributable to the Class A-4 Certificateholders pursuant to Section 3.01(d) of the Securitization Trust Agreement.

    "CLASS A-4 RATE" means _____% per annum.

    "CLASS A-4 RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class A-4 Allocation Percentage,
(ii) the Investor Percentage
with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount incurred in respect of such Collection Period.

    "CLASS A-4 TARGETED MATURITY DATE" means ______.

    "CLASS B ADDITIONAL LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class B Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the portion of the Additional Loss Amount incurred in respect of such Collection Period that is allocable to the 1997-A SUBI Interest.

    "CLASS B ALLOCATION PERCENTAGE" means, as of any Monthly Allocation Date, the Class B Certificate Balance as of the last day of the related Collection Period as a percentage of the Certificate Balance as of such date.

    "CLASS B CERTIFICATE" means any one of the Certificates executed and authenticated by the Securitization Trustee in substantially the form set forth in the Securitization Trust Agreement.

    "CLASS B CERTIFICATE BALANCE" means, initially, the Initial Class B Certificate Balance and, on any date, shall equal the Initial Class B Certificate Balance, reduced by the sum of (i) all amounts distributed to Class B Certificateholders in respect of principal of the Class B Certificates on or prior to such date, (ii) the amount, if any, by which (a) the aggregate of all Class B Certificate Principal Loss Amounts on or prior to such date exceeds (b) the aggregate of all Class B Certificate Principal Loss Amounts reimbursed on or prior to such date, and (iii) the amount, if any, by which (a) the aggregate of all Class B Certificate Principal Carryover Shortfalls on or prior to such Monthly Allocation Date exceeds (b) the aggregate of all Class B Certificate Principal Carryover Shortfall reimbursed on or prior to such date.

    "CLASS B CERTIFICATE FACTOR" means, with respect to any Monthly Allocation Date, a seven-digit decimal figure equal to the Class B Certificate Balance as of the close of business on such Monthly Allocation Date (after giving effect to all changes in the Class B Certificate Balance made on that date) divided by the Initial Class B Certificate Balance.

    "CLASS B CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date (a) with respect to a Collection Period commencing during the Revolving Period, the amount of principal allocable to the Class B Certificates that otherwise would have been made available for reinvestment in additional 1997-A SUBI Assets pursuant to Section 3.02 of the 1997-A Servicing Supplement and (b) with respect to a Collection Period commencing during the Amortization Period, the amount of principal allocable or distributable to the Class B Certificateholders, but which is instead applied as set forth in Section 3.01(b)(viii), (ix) and (x) pursuant to Section 3.01(e)(iii) of the Securitization Trust Agreement.

    "CLASS B CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of interest accrued at the Class B Certificate Rate on the unreimbursed Class B Certificate Principal Carryover Shortfall as of the immediately preceding Monthly Allocation Date from such preceding Monthly Allocation Date to the current Monthly Allocation Date (to the extent lawful).

    "CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the amount, if any, by which (i) the sum of the Class B Loss Amount for the related Collection Period and any previously unreimbursed Class B Certificate Principal Loss Amount exceeds (ii) the amount available to be distributed to the Class B Certificateholders in respect of principal on such Monthly Allocation Date pursuant to Section 3.01(b)(xi) or (xii) of the Securitization Trust Agreement.

    "CLASS B CERTIFICATE PRINCIPAL LOSS INTEREST AMOUNT" means, with respect to any Monthly Allocation Date, the aggregate amount of accrued and unpaid interest (at the Class B Certificate Rate) on the aggregate amount of unreimbursed Class B Certificate Principal Loss Amounts (to the extent lawful).

    "CLASS B CERTIFICATEHOLDER" means any Holder of a Class B Certificate.

    "CLASS B CHARGED-OFF AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class B Allocation Percentage, (ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Charged-off Amount incurred in respect of such Collection Period.

    "CLASS B DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

    "CLASS B INTEREST CARRYOVER SHORTFALL" means, with respect to any Monthly Allocation Date, the excess, if any, of (i) the Class B Interest Distributable Amount for such Monthly Allocation Date plus any outstanding Class B Interest Carryover Shortfall from the immediately preceding Monthly Allocation Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Certificate Rate from such immediately preceding Monthly Allocation Date to but not including the current Monthly Allocation Date over (ii) the amount of interest distributed to Class B Certificateholders on such current Monthly Allocation Date.

    "CLASS B INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date, the product of (i) one-twelfth of the Class B Certificate Rate (or in the case of the first Monthly Allocation Date, of the Class B Certificate
Rate) and (ii) the Class B Certificate Balance as of the immediately preceding Monthly Allocation Date (after giving effect to changes in the Class B Certificate Balance made on such immediately preceding Monthly Allocation Date) or, in the case of the first Monthly Allocation Date, the Initial Class B Certificate Balance.

    "CLASS B LOSS AMOUNT" means, with respect to any Monthly Allocation Date, the product of (a) the Class B Allocation Percentage, (b) the Investor Percentage with regard to Loss Amounts for the related Collection Period, and
(c) the Loss Amount with respect to the related Collection Period.

    "CLASS B PERCENTAGE" means the Class B Certificate Balance immediately after the Class A-1 Certificates have been paid in full as a percentage of the Certificate Balance at such time.

    "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Monthly Allocation Date related to a Collection Period in the Amortization Period, the amount (if any) that is distributable to the Class B Certificateholders pursuant to Section 3.01(d) of the Securitization Trust Agreement.

    "CLASS B RATE" means ____% per annum.

    "CLASS B RESIDUAL VALUE LOSS AMOUNT" means, as of any Monthly Allocation Date, an amount equal to the product of (i) the Class B Allocation Percentage,
(ii) the Investor Percentage with respect to Loss Amounts for the related Collection Period and (iii) the Residual Value Loss Amount with respect to such Collection Period.

    "CLOSING DATE" means  _______, 1997.

    "CURRENT LIABILITY" means, with respect to any Plan, the present value of the accrued benefits under the Plan, as set forth in the most recent audited consolidated financial statements of TMS and its subsidiaries.

    "CUTOFF DATE" means August 1, 1997.

    "DEFINITIVE CERTIFICATES" means, as of any date of determination, any Certificates not then outstanding in book-entry form.

    "DELINQUENCY PERCENTAGE" means, with respect to any Collection Period, the percentage equivalent to a fraction, the numerator of which is the number of Current Contracts as to which, as of the last day of such Collection Period more than 10% of the Monthly Payment remaining unpaid (including amounts due on one or more prior Due Dates and including without limitation because of a check being returned for insufficient funds) 61 days or more after its Due Date (other than a 1997-A contract as to which an extension has been granted with respect to such Due Date by the Servicer pursuant to
Section 4.01 of the Titling Trust Agreement), whether or not (a) the related 1997-A Leased Vehicle has been repossessed (or the process of repossession has been commenced) but has not yet sold or otherwise disposed of during such Collection Period, or (b) the related Obligor is the subject of bankruptcy or similar proceedings, and the denominator of which is the aggregate number of Current Contracts on the last day of such Collection Period.

    "DELINQUENCY RATE TEST" means that determination, made on each Determination Date by the Servicer, of the average of the Delinquency Percentages for each of the three immediately preceding Collection Periods (or the months of _____ and _____ in the case of the first Determination Date, the months of _____ and ______ and the ______ Collection Period in the case of the second Determination Date, and the month of _____ and the _____ and _____ Collection Periods in the case of the third Determination
Date). The Delinquency Rate Test will be satisfied if such average is ___% or less.

    "DEPOSIT DATE" means the Business Day immediately preceding each Monthly Allocation Date.

    "DISCOUNT RATE" means  __% per annum.

    "DISCOUNTED CONTRACT" means a 1997-A Contract with an imputed Lease Rate of less than __%.

    "EARLY AMORTIZATION EVENT" means any of the following events:

    (i) failure on the part of the Servicer (i) to make any payment or deposit required with respect to the 1997-A SUBI, the 1997-A SUBI Interest, or the Investor Certificates under the Securitization Trust Agreement, the Titling Trust Agreement or the 1997-A SUBI Supplement or the 1997-A Servicing Supplement, on or before the date occurring five Business Days after the payment or deposit is required to be made, or (ii) to deliver a Servicer's Certificate within ten Business Days after any Determination Date;

    (ii) failure on the part of the Transferor or the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Transferor or the Servicer set forth in the Securitization Trust Agreement, the Tiling Trust Agreement, the 1997-A SUBI Supplement or the 1997-A Servicing Supplement, which failure materially and adversely affects the rights of the holder of the 1997-A SUBI Interest or of the Investor Certificateholders and which continues unremedied and continues to affect materially and aversely the rights of the holder of the 1997-A SUBI Interest or of the Investor Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, if given (i) to the Transferor or the Servicer, as the case may be, by the Securitization Trustee or the Titling Trustee, or (ii) to the Transferor or the Servicer, as the case may be, and to the Securitization Trustee by the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest;

    (iii) any representation or warranty made by TMCC in the SUBI Certificate Agreement or by the Transferor in the Securitization Trust Agreement, or the representation and warranty made by the Servicer in Section
2.01 of the 1997-A Servicing Supplement or any certificate given pursuant to
Section 5.01 of the 1997-A Servicing Supplement, shall prove to have been incorrect in any material respect when made or given, as a result of which the interests of the holder of the 1997-A SUBI Interest or of the Investor Certificateholders are materially and adversely affected and which continues to be incorrect in any material respect and continues to materially and adversely affect the interests of the holder of the 1997-A SUBI Interest or of the Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, is given (i) to TMCC, the Transferor or the Servicer, as the case may be, by the Trustee or the Titling Trustee, or (ii) to TMCC, the Transferor or the Servicer, as the case may be, and to the Trustee by the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest; PROVIDED, HOWEVER, that an Early Amortization Event pursuant to this subparagraph (iii) shall not be deemed to have occurred hereunder if the Servicer has made the deposit contemplated by Section 3.03 of the 1997-A Servicing Supplement and has reallocated the relevant 1997-A Contract and 1997-A Leased Vehicle to the UTI Portfolio within the time provided therefor;

    (iv)   any Insolvency Event relating to the Transferor;

    (v) any Lien, other than Liens permitted under the Securitization Trust Agreement, the Titling Trust Agreement or the 1997-A SUBI Supplement or the 1997-A Servicing Supplement shall be created on or extend to or otherwise arise upon or burden the 1997-A SUBI Interest, the 1997-A SUBI Certificate, or the 1997-A Contracts or the 1997-A Leased Vehicles, or any part thereof or any interest therein or the proceeds thereof, and not be released or bonded over within 60 days thereafter;

    (vi) the Transferor, the Securitization Trust or the Titling Trust becomes subject to registration as an "investment company" for purposes of the Investment Company Act of 1940, as amended;

    (vii) the Servicer determines on the last day of any calendar month (commencing on _________) that the amount of Principal Collections and reimbursed Loss Amounts that have not been reinvested in Subsequent Contracts and Subsequent Leased Vehicles as of the last day of the preceding Collection Period exceeds $1,000,000;

    (viii) an Event of Servicing Termination occurs; or

    (ix) if on any Distribution Date the aggregate amount withdrawn from the Reserve Fund and deposited into the SUBI Collection Account on or prior to such Distribution Date (without giving effect to any deposits into the Reserve Fund) exceeds $______ (i.e., __% of the Aggregate Net Investment Value as of the Cutoff Date).

    "ELIGIBLE CONTRACT" means a Contract as to which the criteria specified in the definition of "Eligible Contract" set forth in the Appendix of Definitions as of the date of the 1997-A SUBI Supplement, and also satisfies the following criteria as of such date:

           (a) such Contract was originated in the United States, after ______, 1996 in the case of the Initial Contracts, and on or before ________, 1997 in the case of the Subsequent Contracts and has a Maturity Date on or after ______ and no later than ______ in the case of the Initial Contracts, and on or after _______ and ______ no later than ____ in the case of the Subsequent Contracts;

           (b) such Contract was not more than 60 days past due as of the Cutoff Date or the related Transfer Date, as the case may be, and has not been deferred more than 4 times or extended by more than 12 months in the aggregate or otherwise modified except in accordance with the Servicer's normal credit and collection policies and practices;

           (c) such Contract is not an asset of any SUBI other than the 1997-A SUBI; and

           (d)  such Contract is a finance lease for accounting purposes.

    "EVENT OF SERVICING TERMINATION" means any of the following events:

    (i) failure by the Servicer to deliver to the Titling Trustee for distribution to holders of interests in the SUBI or to the Securitization Trustee for distribution to the Holders of any required payment on the Certificates as to allocations and distributions, which failure continues unremedied for three Business Days after discovery of such failure by an officer of the Servicer or receipt by the Servicer of notice thereof from the Securitization Trustee, the Titling Trustee or holders of Certificates evidencing not less than 25% of the Voting Interests of the Class A Certificates and the Class B Certificates, voting together as a single class;

    (ii) failure by the Servicer to deliver to the Titling Trustee or the Securitization Trustee any report relating to the 1997-A SUBI Sub-Trust and required to be delivered to it pursuant to the 1997-A SUBI Servicing Supplement within ten Business Days after discovery or written notice thereof as described in clause (i) above;

    (iii) failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Titling Trust Agreement or SUBI Servicing Supplement which failure materially and adversely affects the rights of holders of interests in the SUBI or the Certificateholders and which continues unremedied for 90 days after discovery or written notice thereof as described in clause (i) above;

    (iv)   the occurrence of an Insolvency Event with respect to the Servicer;

     (v) any representation, warranty or statement of the Servicer made in the 1997-A SUBI Servicing Supplement or any certificate, report or other writing delivered pursuant thereto or to any related Transaction Document shall prove to be incorrect in any material respect as of the time when the same shall have been made and such circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured within 30 days after discovery or written notice thereof as described in clause (i) above;

    (vi) the Servicer shall have failed to make an Advance (other than any Nonrecoverable Advance) at the time and in the amount required by Section 4.05 of the 1997-A SUBI Servicing Supplement, which failure continues for five Business Days after discovery of such failure by an officer of the Servicer or within three Business Days after discovery or written notice thereof as described in clause (i) above; or

    (vii) the Servicer shall have failed to perform its obligations under the 1997-A SUBI Servicing Supplement with respect to maintenance of the Contingent and Excess Liability Insurance Policies or the Residual Value Insurance Policy.

    Notwithstanding the foregoing, a delay or failure in the performance referred to under clause (i) or (vi) above for a period of ten Business Days, or referred to in clause (ii) above for a period of 20 Business Days, or referred to in clause (v) for a period of 90 days, or referred to in clause
(vii) for a period of 60 days, shall NOT constitute an Event of Servicing Termination if such delay or failure in performance arises from an event or circumstance of force majeure.

    "EXCESS COLLECTIONS" means, with respect to any Distribution Date, the amount specified in Section 3.01(b)(xv) of the Securitization Trust Agreement.

    "FIRST PRINCIPAL DISTRIBUTION DATE" means the Distribution Date in the month commencing after the earlier to occur of Amortization Date or an Early Amortization Event.

    "INITIAL CERTIFICATE BALANCE" means the sum of the Initial Class A Certificate Balance and the Initial Class B Certificate Balance.

    "INITIAL CLASS A CERTIFICATE BALANCE" means the sum of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance and the Initial Class A-4 Certificate Balance.

    "INITIAL CLASS A-1 CERTIFICATE BALANCE" means $ ____.

    "INITIAL CLASS A-2 CERTIFICATE BALANCE" means $ _____.

    "INITIAL CLASS A-3 CERTIFICATE BALANCE" means $ _____.

    "INITIAL CLASS A-4 CERTIFICATE BALANCE" means $ _____.

    "INITIAL CLASS B CERTIFICATE BALANCE" means $ ______.

    "INITIAL DEPOSIT" means the amount to be deposited in the Reserve Fund by the Transferor on the Closing Date equal to $________ (___% of the Aggregate Net Investment Value as of the Cutoff Date).

    "INVESTOR CERTIFICATEHOLDER" means any Class A or Class B
Certificateholder.

    "INVESTOR CERTIFICATES" means the Class A Certificates and the Class B Certificates.

    "INVESTOR PERCENTAGE" means, with respect to any Collection Period,

    (a) as used with respect to Interest Collections and Loss Amounts allocable to the 1997-A SUBI Interest, the percentage equivalent of a fraction (not to exceed 100%), the numerator of which is the Certificate Balance as of the last day of the immediately preceding Collection Period (or, in the case of the first Collection Period, the Initial Certificate Balance), and the denominator of which is the Aggregate Net Investment Value as of the last day of the immediately preceding Collection Period (or, in the case of the first Collection Period, the Cutoff Date); and

    (b) as used with respect to Principal Collections allocable to the 1997-A SUBI Interest, the percentage equivalent of a fraction (not to exceed 100%), the numerator of which is the Certificate Balance and the denominator of which is the Aggregate Net Investment Value, calculated as of the last day of the Collection Period (i) preceding the Amortization Date (if no Early Amortization Event occurs prior to such date) or (ii) preceding the month, if any, during which an Early Amortization Event occurs.

    "LIQUIDATED CONTRACT" means a 1997-A Contract that (a) has been the subject of a Prepayment in full, or otherwise has been paid in full, regardless of whether all or any part of such payment has been made by the Obligor under the related 1997-A Lease, the Servicer pursuant to the Servicing Agreement or 1997-A Servicing Supplement, an insurer pursuant to an Insurance Policy or, in the case of a 1997-A Contract that is a Charged-off Contract, as to which the Servicer has determined that the final amounts in respect thereof have been realized.

    "LIQUIDATION EXPENSES" means reasonable out-of-pocket expenses incurred by the Servicer in connection with the realization of the full amounts due or to become due under any 1997-A Lease, including expenses incurred in connection with the repossession of any 1997-A Leased Vehicle, the sale or other disposition of a 1997-A Leased Vehicle, whether upon repossession or upon return of a 1997-A Leased Vehicle related to a Matured Lease, any collection effort (whether or not resulting in a lawsuit against the Obligor under such 1997-A Lease) or any application for Insurance Proceeds.

    "LOSS AMOUNT" means, with respect to any Distribution Date, an amount equal to the sum of the Charged-off Amount, the Residual Value Loss Amount and the Additional Loss Amount, in each case for the related Collection Period.

    "MATURITY ADVANCE" means any advance made by TMCC on any Targeted Maturity Date with respect to principal distributable on the related Class of Class A Certificates if on such date the aggregate of amounts available in the Certificate Account or from Transferor Amounts or Interest Collections to be paid as principal thereof pursuant to Section 3.01 of the 1997-A Securitization Trust Agreement are insufficient to pay in full the related Certificate Principal Balance, in an amount equal to the lesser of (x) such shortfall and
(y) the aggregate of Excess Amounts released to the Transferor during the period from and including the preceding Targeted Maturity Date (or from the Cutoff Date in the case of the first Targeted Maturity Date) to such Targeted Maturity Date, together with the aggregate amount of Available Interest applied to cover such shortfall on such date.

    "MONTHLY ALLOCATION DATE" means the day on which Collections in respect of the Contracts and Leased Vehicles represented by the SUBI are allocated, and shall occur on the twenty-fifth day of each month (or, if such day is not a Business Day, on the next succeeding Business Day) commencing on October 25, 1997.

    "MONTHLY PAYMENT EVENT" means (i) the downgrade by Standard & Poor's of TMCC's short-term debt to a rating less than A-1+, or (ii) the downgrade by Moody's of TMCC's short term debt to a rating less than P-1 or TMCC's long term debt to a rating less than Aa3, unless within ten days of such event alternative arrangements are made with respect to the investment of Collections to be invested, and such alternative arrangements are will not result in a downgrade, modification or qualification of the then current rating of the Rated Certificates as evidenced by a letter from each of the Rating Agencies.

    "NONRECOVERABLE ADVANCE" means any Advance that, in the Servicer's reasonable judgment, may not be ultimately recoverable by the Servicer from Matured Leased Vehicle Proceeds, Repossessed Vehicle Proceeds or other Liquidation Proceeds or Insurance Proceeds (excluding proceeds of any Residual Value Insurance Policy) or otherwise.

    "OUTSTANDING ADVANCES" means, with respect to a 1997-A Contract and the last day of a Collection Period, the sum of all Advances made on or prior to such date minus all payments or collections on or prior to such date that are specified in Section 4.05 of the 1997-A Servicing Supplement as applied to reimburse unreimbursed or nonrecoverable Advances with respect to such 1997-A Contract.

    "PERCENTAGE INTEREST" means, as to any Investor Certificate, the percentage obtained by dividing the outstanding principal balance of such Investor Certificate by the Certificate Balance by the Class A Certificate Balance, the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance, the Class A-4 Certificate Balance or the Class B Certificate Balance, as the context may require; PROVIDED, HOWEVER, that where the Percentage Interest is relevant in determining whether the vote of the requisite percentage of Investor Certificateholders necessary to requisite percentage of Investor Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the aggregate Percentage Interest shall be deemed to be reduced by the amount equal to the Percentage Interest (without giving effect to this provision) represented by the interests evidenced by any such Investor Certificate that is registered in the name of the Transferor, TMCC or any Person controlling, controlled by or under common control with the Transferor or TMCC.

    "PROSPECTUS" means that certain prospectus dated _________, 1997 relating to the public offering of the Certificates issued by the 1997-A Securitization Trust.

    "REALLOCATION PAYMENT" means the amount required to be deposited by the Servicer into the 1997-A SUBI Collection Account in connection with any 1997-A Contract as to which a breach of a representation, warranty or covenant that materially and adversely affects the owners of interests in the 1997-A SUBI or the Certificateholders is not cured in all material respects within 60 days after TMCC discovers such breach or is given notice thereof, which amount will equal the Discounted Principal Balance of such Contract as of the last day of the Collection Period during which the related cure period ended plus an amount equal to any imputed lease charge on such Contract at the related Lease Rate that was delinquent as of the end of such Collection Period.

    "REQUIRED AMOUNT" means, as of any Deposit Date, the excess of (i) the sum of any anticipated amounts to be payable as set forth in Section 3.01(b) clauses
(i) through (xiv) of the Securitization Trust Agreement with respect to the related Distribution Date, over (ii) the product of (A) the Investor Percentage with respect to Interest Collections and (B) the Interest Collections collected during or received with respect to the related Collection Period and allocable to the 1997-A SUBI Interest.

    "RESERVE FUND" means the account designated as such and established and maintained pursuant to Section 3.02 of the Securitization Trust Agreement.

    "RESERVE FUND INITIAL DEPOSIT" means $________.

    "RESERVE FUND WITHDRAWAL AMOUNT" means, with respect to a Distribution Date, the lesser of (a) the Required Amount for such Distribution Date and (b) the amount on deposit in the Reserve Fund.

    "RESIDUAL CERTIFICATE" means any Book-Entry Certificate issued on the Closing Date pursuant to Section 4.01 of the Securitization Trust Agreement to represent a Certificate having a principal amount less than $1,000.

    "RESIDUAL VALUE LOSS AMOUNT" means, as of any Distribution Date, the sum of
(a) the aggregate of the Booked Residual Values of all 1997-A Leased Vehicles that were included in Matured Leased Vehicle Inventory but that had remained unsold and not otherwise disposed of by the Servicer for at least three full Collection Periods as of the last day of such Collection Period and (b) the excess, if any, of (i) the aggregate of the Booked Residual Values of all 1997-A Leased Vehicles previously included in Matured Leased Vehicle Inventory that were sold or otherwise disposed of during such Collection Period over (ii) Net Matured Vehicle Proceeds for such Collection Period.

    "REVOLVING PERIOD" means the period from the Closing Date through the Business Day preceding the earlier of _________ 1, 1998 or the date of an Early Amortization Event.

    "SECURITIZATION TRUST AGREEMENT" means the Securitization Trust Agreement dated as of _______ between TLI and First Bank, pursuant to which the Securitization Trust was formed.

    "SECURITIZATION TRUST" means the Toyota Auto Lease Trust 1997-A formed pursuant to the Securitization Trust Agreement.

    "SPECIFIED RESERVE FUND BALANCE" means, with respect to any Distribution Date, $________, except that, if on any Distribution Date the Charge-off Rate Test or Delinquency Rate Test is not satisfied, then the Specified Reserve Fund Balance will be an amount equal to the greater of (a) $_______ and (b) __% of the Certificate Principal Balance as of such Distribution Date (after giving effect to distributions in respect of principal to be made on such Distribution Date); provided, however, that the Specified Reserve Fund Balance shall in no event be more than the sum of the outstanding principal amounts of each Class of Certificates.

    "SUBSEQUENT CONTRACTS" means those additional retail closed-end lease contracts in which, during the Revolving Period, payments made on or in respect of the 1997-A SUBI Assets allocable to principal and certain reimbursed Loss Amounts will be reinvested.

     "SUBSEQUENT LEASED VEHICLES" means the automobiles and light duty trucks relating to the Subsequent Contracts.

    "TMCC DEMAND NOTES" means the unsecured debt obligations of TMCC issued from time to time as a Permitted Investment pursuant to the terms of the Indenture dated as of ________, 1997 between TMCC as issuer and ______ as Indenture Trustee thereunder.

    "TMCC INTEREST DEMAND NOTES" means the TMCC Demand Notes in which amounts in the 1997-A SUBI Certificate Account in respect of interest on the 1997-A SUBI Assets is invested; each TMCC Interest Demand Note shall mature on the Certificate Payment Date next succeeding the date of issuance of such TMCC Interest Demand Note.

    "TMCC PRINCIPAL DEMAND NOTES" means the TMCC Demand Notes in which amounts in the 1997-A SUBI Certificate Account in respect of principal on the 1997-A SUBI Assets is invested; each TMCC Principal Demand Note shall mature on the Targeted Maturity Date next succeeding the date of issuance of such TMCC Principal Demand Note.

    "TRANSFER DATE" means any of the one or more Business Days during the Revolving Period selected by the Servicer on which the Servicer will direct the Titling Trustee to reinvest Principal Collections and certain reimbursed Loss Amounts in Subsequent Contracts and Subsequent Leased Vehicles.

    "TRANSFEROR" means TLI, in its capacity as transferor under the Securitization Trust Agreement, and each successor thereto in the same capacity pursuant to the Securitization Trust Agreement.

    "TRANSFEROR AMOUNTS" means, with respect to any Monthly Allocation Date, amounts available for distribution to the Transferor in respect of the Transferor Distributable Amount for such Monthly Allocation Date that are instead distributed pursuant to Section 3.01(e) because of an insufficiency in the amount of Interest Collections and the Reserve Fund Withdrawal Amount available to make such distributions on such Distribution Date (as determined pursuant to Section 3.01(e)).

    "TRANSFEROR CERTIFICATE" means the Certificate executed and authenticated by the Securitization Trustee in substantially the form set forth in the Securitization Trust Agreement.

    "TRANSFEROR DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Transferor Principal Distributable Amount and the Transferor Interest Distributable Amount.

    "TRANSFEROR INTEREST" means, as of any date, an amount equal to (i) the Aggregate Net Investment Value less (ii) the Certificate Balance.

    "TRANSFEROR INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount equal to the Transferor Percentage (with respect to Interest Collections) of all Interest Collections collected during or received in respect of the related Collection Period allocable to the 1997-A SUBI Interest, less the Transferor Percentage of Capped Securitization Trust Administrative Expenses and Uncapped Administrative Expenses.

    "TRANSFEROR PERCENTAGE" means, with respect to Interest Collections and Principal Collections allocable to the 1997-A SUBI Interest, respectively, received in or with respect to any Collection Period, 100% minus the Investor Percentage as applied for such Collection Period with respect to such items, respectively.

    "TRANSFEROR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date related to a Collection Period in the Amortization Period, the amount equal to the Transferor Percentage (with respect to Principal Collections) of all Principal Collections collected during or received in respect of the related Collection Period allocable to the 1997-A SUBI Interest.

      "UNALLOCATED PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the amount of any Principal Collections that normally would be , but are not, included in Transferor Amounts for such Distribution Date pursuant to Section 3.01(e) of the Securitization Trust Agreement because the Transferor Interest is less than or equal to zero. Such amounts instead will be retained in the SUBI Collection Account for allocation or distribution to Certificateholders on such Distribution Date.

    "UNCAPPED ADMINISTRATIVE EXPENSES" means Administrative Expenses that would be Capped Contingent and Excess Liability Premiums, Capped Titling Trust Administrative Expenses or Capped Securitization Trust Administrative Expenses, respectively, except and to the extent that they exceed $____, $____ or $____, respectively, in any calendar year.

    "UNINVESTED PRINCIPAL COLLECTIONS" means, as of the end of the Revolving Period, any Principal Collections with respect to the Revolving Period (or amounts treated as Principal Collections pursuant to Section 3.01(b) of the Securitization Trust Agreement) then on deposit in the 1997-A SUBI Collection Account that have not been reinvested in additional 1997-A Contracts and 1997-A Leased Vehicles as contemplated by
Section 3.02 of the 1997-A Servicing Supplement.

    "VOTING INTEREST" means, as to any Investor Certificate, the percentage obtained by dividing the outstanding principal balance of such Investor Certificate by the Certificate Balance (or by the Class A Certificate Balance, the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance, the Class A-4 Certificate Balance or the Class B Certificate Balance, as the context may require); provided, however, that where the Voting Interest is relevant in determining whether the vote of the requisite percentage of Investor Certificateholders necessary to effect any consent, waiver, request or demand shall have been obtained, the aggregate Voting Interest shall be deemed to be reduced by the amount equal to the Voting Interest (without giving effect to this provision) represented by the interests evidenced by any such Investor Certificate that is registered in the name of TLI, TMCC or any Person controlling, controlled by or under common control with TLI or TMCC.